FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 13, 2003

                           Klamath First Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Oregon                      0-26556                         93-1180440
State or other jurisdiction       Commission                    (I.R.S. Employer
 of incorporation                 File Number                Identification No.)


540 Main Street, Klamath Falls, Oregon                                  97601
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number (including area code):(541)882-3444


                               Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  The following exhibit is included with this report:

       99.1  Press release of Klamath First Bancorp, Inc. dated August 13, 2003.

Item 9. Regulation FD Disclosure.

     On August 13, 2003, Klamath First Bancorp, Inc. adjusted fiscal third quarter results. A copy of the news release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

     The information being furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition."

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             KLAMATH FIRST BANCORP, INC.

Date:      August 12, 2003                   By: /s/ Kermit K. Houser
                                             -------------------------------
                                             Kermit K. Houser, President and
                                             Chief Executive Officer


Date:      August 12, 2003                   By: /s/ Marshall Jay Alexander
                                             -------------------------------
                                             Marshall Jay Alexander,
                                             Executive Vice President and
                                             Chief Financial Officer